UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2009

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On October 22, 2009, The Empire District Electric Company (the “Company”) issued a press release announcing the increase of the aggregate offering amount of its common stock, par value $1.00 per share (the “Shares”), to be sold pursuant to its previously announced equity distribution program (the “Program”).

In connection with this increase, on October 22, 2009, the Company filed an addendum to its previously filed prospectus supplement to its existing shelf registration statement on file with the Securities and Exchange Commission (the “Commission”) and entered into an Amendment No. 1 dated October 22, 2009 (the “Amendment”) to the Equity Distribution Agreement, dated February 25, 2009, between the Company and UBS Securities LLC.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-152729), which became effective with the Securities and Exchange Commission on August 15, 2008 (the “Registration Statement”).

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the Amendment is qualified in its entirety by reference to such exhibit.  The Amendment is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Attached hereto as Exhibit 5.1 is an opinion of Anderson & Byrd, LLP regarding the legality of the Shares.  This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

5.1	Opinion of Anderson & Byrd, LLP.

10.1	Amendment No. 1, dated October 22, 2009 to the Equity Distribution Agreement dated February 25, 2009 between The Empire District Electric Company and UBS Securities LLC.

23.1	Consent of Anderson & Byrd, LLP (included in Exhibit 5.1 above).

99.1	Press Release, dated October 22, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By: /s/ Gregory A. Knapp
Name: Gregory A. Knapp
Title: Vice President - Finance & Chief
Financial Officer

Dated:  October 22, 2009

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Anderson & Byrd, LLP.

10.1	Amendment No. 1, dated October 22, 2009 to the Equity Distribution Agreement dated February 25, 2009 between The Empire District Electric Company and UBS Securities LLC.

23.1	Consent of Anderson & Byrd, LLP (included in Exhibit 5.1 above).

99.1	Press Release, dated October 22, 2009